UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07502

BNY Mellon International Securities Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Emerging Markets Securities Fund

SEMIANNUAL REPORT November 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2021 through November 30, 2021, as provided by Portfolio Manager Julianne D. McHugh of Newton Investment Management North America, LLC, Sub-Invesment Adviser

Market and Fund Performance Overview

For the six-month period ended November 30, 2021, the BNY Mellon Emerging Markets Securities Fund’s Class A shares produced a total return of −10.44%, Class C shares returned −10.72%, Class I shares returned −10.30% and Class Y shares returned −10.28%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), had a −9.78% total return for the same period.2

Emerging-market equities declined during the reporting period, due to concerns related to slowing growth in China, central bank tightening and the spread of new variants of the COVID-19 virus. The fund underperformed the Index, primarily due to security selection.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stock of companies organized, or with a majority of assets or business, in emerging-market countries. In selecting stocks, the fund’s portfolio manager identifies potential investments through extensive quantitative and fundamental research, using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on value, business health and business momentum. The fund considers emerging-market countries to be generally all countries represented by the Index.

Chinese Slowdown Weighs on Emerging Markets

Emerging-market equity generally lost ground during the first four months of the reporting period, weighted down primarily by declines in the massive Chinese market. Chinese stock prices contracted as the country’s economic growth slowed under pressure from intrusive government regulation in the information technology sector, isolated but troubling waves of COVID-19 infections, rising commodity prices, supply-chain disruptions and financial turmoil in the Chinese real estate sector. Although some emerging markets—including those of India and the oil-rich United Arab Emirates (UAE)—continued to rise, Asian markets broadly declined due to their economic links with China, dragging the overall Index lower.

Investor sentiment brightened in October 2021, as some of China’s beaten-down Internet and e-commerce stocks showed signs of recovering from the country’s regulatory crackdown. The Taiwan market, which had been battered by proximity to China and heightened regional political tensions, followed suit. Most oil-exporting nations benefited from rising petroleum and natural gas prices, although Brazil continued to decline as its currency weakened amid high levels of government social spending and rising interest rates.

In November 2021, the U.S. Federal Reserve signaled its intention to soon begin tapering its asset-purchasing program, possibly to be followed in 2022 with interest rate hikes. Concerns regarding possible reductions in central bank monetary support in the face of rising, global inflationary pressures precipitated another dip in investor sentiment. The spread of a new COVID-19 variant injected additional uncertainty into equity markets, while declining petroleum prices undermined oil-exporters. However, a few emerging markets bucked the negative trend, including Taiwan, which benefited from strong returns from semiconductor-related names.

Security Selection Drives Fund Performance

Positive security selection decisions in the consumer discretionary sector and among Taiwan-based holdings bolstered the fund’s performance relative to the Index. Shares in Taiwanese e-commerce services company momo.com provided the fund’s strongest returns, with the stock benefiting from the company’s well-established infrastructure and sourcing capabilities, which led to rising e-commerce penetration and market-share gains. Another top Taiwanese holding, industrial container ships company Evergreen Marine, rose as ongoing inventory stocking, off low bases and tight supply, led to strong pricing power. Taiwanese financial services provider Chailease Holding gained ground on a better-than-expected earnings outlook as asset quality improved in all regions. Finally, returns relative to the Index were bolstered by the fund’s underweight position in Chinese media giant Alibaba Group Holding, which declined amid expectations for increasing regulatory restrictions and the impact on profitability of the country’s “common prosperity” drive. Alibaba Group Holding and other large Chinese enterprises pledged financial support to share wealth as part of efforts to address inequalities and help fund small- and medium-sized businesses.

Conversely, disappointing stock selections in the materials sector and among South Korean holdings detracted from the fund’s relative performance. Within materials, the most notable underperformer was South African metals and mining companies Sibanye Stillwater, which was hurt by work stoppages following operational incidents, coupled with weakening, longer-term outlooks for palladium relating to potential slowing demand and increasing supply. Among South Korean holdings, auto parts maker Hyundai Mobis announced an earnings disappointment due to production disruptions and lower volumes at key affiliates; while shares in chemical products manufacturer Kumho Petrochemical were pressured as demand slowed for plastics, coupled with the rally in crude oil prices and downward revisions in China’s gross domestic product. Other significant detractors included Chinese mobile gaming and e-commerce giant Tencent Holdings, which lagged as earnings expectations continued to be revised downward, and business model uncertainties rose as the government attempted to curtail video game playing among minors; and Brazilian homebuilder Cyrela Brazil Realty, which faced a challenging market environment given rising construction costs and higher mortgage rates, resulting in higher house prices and reduced affordability.

Remaining Focused on Bottom-Up Stock Selection

As they have in the past, emerging-market stocks are likely to continue presenting investors with a unique set of opportunities and risks, making them an attractive source of equity diversification. We believe the fund’s disciplined, bottom-up stock selection approach can help amplify those opportunities while minimizing the risks by focusing on individual companies that meet our criteria for strong growth characteristics, reasonable valuations and solid financial fundamentals. As of November 30, 2021, our investment approach has

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

resulted in overweight exposure to the industrials sector and Taiwan, and underweight exposure to consumer staples and China.

December 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

From time to time, the fund’s investments may be concentrated in issuers located in China and, therefore, at such times, the fund may be particularly exposed to the economy, industries, securities and currency markets of China, which may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. Each of these risks could increase the fund’s volatility.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Emerging Markets Securities Fund from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.32	$11.86	$7.13	$7.13
Ending value (after expenses)	$895.60	$892.80	$897.00	$897.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.85	$12.61	$7.59	$7.59
Ending value (after expenses)	$1,016.29	$1,012.53	$1,017.55	$1,017.55
†

Expenses are equal to the fund’s annualized expense ratio of 1.75% for Class A, 2.50% for Class C, 1.50% for Class I and 1.50% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.8%
Brazil - 5.3%
Cia de Saneamento de Minas Gerais-COPASA	237,100		539,837
Cyrela Brazil Realty Empreendimentos e Participacoes	104,200	[a]	253,556
Minerva	301,100		460,606
Petroleo Brasileiro, ADR	266,159		2,839,917
			4,093,916
China - 24.8%
Agile Group Holdings	434,000		283,112
Agricultural Bank of China, Cl. H	1,696,000		558,954
China CITIC Bank, Cl. H	1,762,000		752,524
China Construction Bank, Cl. H	2,525,399		1,638,083
China Galaxy Securities, Cl. H	1,468,500		809,765
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	325,600		1,245,490
China Shenhua Energy, Cl. H	610,500		1,259,806
Cosco Shipping Holdings, Cl. H	743,100	[a]	1,271,218
ENN Energy Holdings	45,500		844,946
GF Securities, Cl. H	50,600	[a]	88,214
Haier Smart Home, CI. H	251,600		935,146
Huatai Securities, Cl. H	285,800	[b]	407,555
Industrial Bank, Cl. A	160,400		451,224
Lenovo Group	392,000		397,974
Lonking Holdings	653,000	[a]	168,541
Maanshan Iron & Steel, Cl. H	1,022,000		359,087
NetDragon Websoft Holdings	260,000		592,819
NetEase, ADR	6,086		655,645
New China Life Insurance, Cl. H	191,000		510,689
Shanghai International Port Group, Cl. A	486,800		365,439
Shanghai Pharmaceuticals Holding, Cl. H	356,300		649,729
Silergy	3,000		504,190
Tencent Holdings	73,650	[a]	4,338,909
			19,089,059
Hong Kong - 3.0%
Bosideng International Holdings	1,616,000		1,127,291
SITC International Holdings	289,000		1,154,951
			2,282,242
India - 10.6%
Chennai Super Kings Cricket	5,440,206	[a,c]	0
Glenmark Pharmaceuticals	75,257		524,705
Indus Towers	185,787	[a]	703,719

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
India - 10.6% (continued)
Infosys	32,549		739,310
Larsen & Toubro Infotech	5,004	[b]	450,364
Mindtree	29,556		1,696,525
Motherson Sumi Systems	323,382		904,140
Power Grid Corporation of India	329,954		911,893
REC	279,355		501,673
Tata Steel	53,856		769,374
Tech Mahindra	47,797		975,760
			8,177,463
Indonesia - .8%
Indofood Sukses Makmur	1,354,000		595,580
Philippines - 1.3%
International Container Terminal Services	254,420		1,008,686
Russia - 4.5%
Lukoil	18,368	[d]	1,612,342
Sberbank of Russia	311,199	[d]	1,324,371
X5 Retail Group, GDR	20,743		574,853
			3,511,566
South Africa - 5.6%
Impala Platinum Holdings	70,243		893,495
MTN Group	100,007		1,008,628
MultiChoice Group	74,417		575,539
Sibanye Stillwater	519,629		1,623,959
The Foschini Group	27,859		211,782
			4,313,403
South Korea - 16.0%
CJ ENM	5,498	[a]	625,136
DB Insurance	15,863	[a]	719,997
DGB Financial Group	67,819	[a]	509,614
Hana Financial Group	17,464		582,876
Hyundai Mobis	7,554		1,410,807
KB Financial Group	17,289		768,847
Kia Motors	10,314	[a]	679,558
Korea Investment Holdings	10,020	[a]	638,845
Kumho Petrochemical	7,058	[a]	914,445
LG Electronics	10,598	[a]	1,022,579
Osstem Implant	5,335	[a]	499,230
POSCO, ADR	16,218		894,747
Samsung Electronics	40,888		2,468,070
Shinhan Financial Group	21,039		615,605
			12,350,356

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 96.8% (continued)
Taiwan - 20.8%
Chailease Holding		298,017		2,613,798
Evergreen Marine		303,000		1,327,130
MediaTek		80,000		2,879,816
momo.com		42,700		2,702,823
Taiwan Semiconductor Manufacturing		306,638		6,523,710
				16,047,277
Thailand - 1.1%
Sri Trang Gloves Thailand		495,600		441,126
Thanachart Capital		393,300		412,322
				853,448
Turkey - 1.5%
BIM Birlesik Magazalar		72,304		366,576
Eregli Demir ve Celik Fabrikalari		489,546	[a]	806,091
				1,172,667
United Arab Emirates - .5%
Abu Dhabi National Oil Co. for Distribution		370,710		417,025
Uruguay - 1.0%
Globant		2,784	[a]	737,788
Total Common Stocks (cost $57,188,518)				74,650,476

Exchange-Traded Funds - .4%
United States - .4%
iShares MSCI Emerging Markets ETF (cost $282,729)		5,446		265,983
	Preferred Dividend Yield (%)
Preferred Stocks - .6%
Brazil - .6%
Cia Energetica de Minas Gerais (cost $484,863)	5.75	210,825		495,013

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $226,375)	0.06	226,375	[e]	226,375
Total Investments (cost $58,182,485)		98.1%		75,637,847
Cash and Receivables (Net)		1.9%		1,452,656
Net Assets		100.0%		77,090,503

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2021, these securities were valued at $857,919 or 1.11% of net assets.

c The fund held Level 3 securities at November 30, 2021. These securities were valued at $0 or .0% of net assets.

d The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At November 30, 2021, the value of these securities amounted to $2,936,713 or 3.81% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Semiconductors & Semiconductor Equipment	12.8
Banks	9.9
Materials	8.1
Media & Entertainment	8.0
Energy	7.4
Transportation	6.6
Diversified Financials	6.6
Software & Services	6.0
Retailing	5.1
Consumer Durables & Apparel	4.3
Automobiles & Components	3.9
Technology Hardware & Equipment	3.7
Utilities	3.6
Pharmaceuticals Biotechnology & Life Sciences	2.3
Telecommunication Services	2.2
Health Care Equipment & Services	2.1
Insurance	1.6
Food, Beverage & Tobacco	1.4
Food & Staples Retailing	1.2
Investment Companies	.7
Real Estate	.4
Capital Goods	.2
98.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 5/31/21 ($)	Purchases ($)†	Sales ($)	Value 11/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2,315,103	10,425,183	(12,513,911)	226,375.3		116
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	352,930	(352,930)	-	-	4††
Total	2,315,103	10,778,113	(12,866,841)	226,375.3		120

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	57,956,110	75,411,472
Affiliated issuers	226,375	226,375
Cash		19
Cash denominated in foreign currency	1,197,417	1,187,718
Receivable for investment securities sold		2,593,092
Dividends and securities lending income receivable		46,389
Tax reclaim receivable—Note 1(b)		3,614
Receivable for shares of Common Stock subscribed		810
Prepaid expenses		39,602
		79,509,091
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		112,144
Payable for investment securities purchased		2,089,949
Foreign capital gains tax payable—Note 1(b)		123,012
Payable for shares of Common Stock redeemed		23,243
Directors’ fees and expenses payable		995
Interest payable—Note 2		270
Other accrued expenses		68,975
		2,418,588
Net Assets ($)		77,090,503
Composition of Net Assets ($):
Paid-in capital		354,821,872
Total distributable earnings (loss)		(277,731,369)
Net Assets ($)		77,090,503

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	34,073,745	608,386	17,166,703	25,241,669
Shares Outstanding	2,879,084	52,977	1,408,897	2,126,973
Net Asset Value Per Share ($)	11.83	11.48	12.18	11.87

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $204,685 foreign taxes withheld at source):
Unaffiliated issuers	1,877,259
Affiliated issuers	116
Income from securities lending—Note 1(c)	4
Total Income	1,877,379
Expenses:
Management fee—Note 3(a)	552,187
Shareholder servicing costs—Note 3(c)	124,155
Professional fees	78,003
Custodian fees—Note 3(c)	64,574
Registration fees	32,917
Prospectus and shareholders’ reports	7,450
Chief Compliance Officer fees—Note 3(c)	7,077
Distribution fees—Note 3(b)	2,769
Directors’ fees and expenses—Note 3(d)	2,443
Loan commitment fees—Note 2	908
Interest expense—Note 2	270
Miscellaneous	10,174
Total Expenses	882,927
Less—reduction in expenses due to undertaking—Note 3(a)	(169,217)
Net Expenses	713,710
Investment Income—Net	1,163,669
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,561,895
Net realized gain (loss) on forward foreign currency exchange contracts	326
Net Realized Gain (Loss)	1,562,221
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(12,116,187)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	243
Net Change in Unrealized Appreciation (Depreciation)	(12,115,944)
Net Realized and Unrealized Gain (Loss) on Investments	(10,553,723)
Net (Decrease) in Net Assets Resulting from Operations	(9,390,054)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations ($):
Investment income—net	1,163,669	938,607
Net realized gain (loss) on investments	1,562,221	6,463,687
Net change in unrealized appreciation (depreciation) on investments	(12,115,944)	25,781,568
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,390,054)	33,183,862
Distributions ($):
Distributions to shareholders:
Class I	-	(26,704)
Class Y	-	(63,546)
Total Distributions	-	(90,250)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,017,293	5,580,454
Class C	4,536	12,366
Class I	2,595,646	1,115,723
Class Y	230,000	4,826,041
Distributions reinvested:
Class I	-	26,512
Class Y	-	62,890
Cost of shares redeemed:
Class A	(2,947,402)	(10,450,115)
Class C	(288,136)	(891,561)
Class I	(3,103,904)	(3,566,876)
Class Y	(5,466,653)	(8,430,271)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(7,958,620)	(11,714,837)
Total Increase (Decrease) in Net Assets	(17,348,674)	21,378,775
Net Assets ($):
Beginning of Period	94,439,177	73,060,402
End of Period	77,090,503	94,439,177

	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	80,281	458,594
Shares redeemed	(231,018)	(908,921)
Net Increase (Decrease) in Shares Outstanding	(150,737)	(450,327)
Class Ca
Shares sold	364	1,092
Shares redeemed	(22,940)	(78,560)
Net Increase (Decrease) in Shares Outstanding	(22,576)	(77,468)
Class I
Shares sold	199,619	92,081
Shares issued for distributions reinvested	-	2,219
Shares redeemed	(238,950)	(303,447)
Net Increase (Decrease) in Shares Outstanding	(39,331)	(209,147)
Class Y
Shares sold	18,579	387,571
Shares issued for distributions reinvested	-	5,408
Shares redeemed	(441,536)	(806,329)
Net Increase (Decrease) in Shares Outstanding	(422,957)	(413,350)

[a]	During the period ended May 31, 2021, 1,280 Class C shares representing $15,297 were automatically converted to 1,250 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2021		Year Ended May 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.22	8.80	9.45	10.59	10.32	7.82
Investment Operations:
Investment income—net[a]	.16	.11	.11	.07	.07	.07
Net realized and unrealized gain (loss) on investments	(1.55)	4.31	(.65)	(1.18)	.31	2.49
Total from Investment Operations	(1.39)	4.42	(.54)	(1.11)	.38	2.56
Distributions:
Dividends from investment income-net	-	-	(.11)	(.03)	(.11)	(.07)
Payment by affiliate	-	-	-	-	.00[b]	.01
Net asset value, end of period	11.83	13.22	8.80	9.45	10.59	10.32
Total Return (%)[c]	(10.44)[d]	50.23	(5.90)	(10.43)	3.70[e]	32.83[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.29[f]	2.16	2.10	2.05	1.98	2.11
Ratio of net expenses to average net assets	1.75[f]	1.96	2.00	2.00	1.98	1.83
Ratio of net investment income to average net assets	2.49[f]	.96	1.15	.75	.66	.72
Portfolio Turnover Rate	30.32[d]	69.00	56.88	107.25	72.11	80.10
Net Assets, end of period ($ x 1,000)	34,074	40,040	30,636	39,201	52,269	59,634

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Payment by affiliate had no impact on total return for 2018. The total return would have been 32.70% for 2017 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

f Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2021		Year Ended May 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.87	8.64	9.25	10.40	10.11	7.66
Investment Operations:
Investment income (loss)—net[a]	.12	.03	.06	.01	(.01)	(.00)[b]
Net realized and unrealized gain (loss) on investments	(1.51)	4.20	(.67)	(1.16)	.30	2.44
Total from Investment Operations	(1.39)	4.23	(.61)	(1.15)	.29	2.44
Distributions:
Dividends from investment income-net	-	-	-	-	-	(.00)[b]
Payment by affiliate	-	-	-	-	.00[b]	.01
Net asset value, end of period	11.48	12.87	8.64	9.25	10.40	10.11
Total Return (%)[c]	(10.72)[d]	48.96	(6.60)	(11.06)	2.87[e]	32.00[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.04[f]	3.01	2.95	2.82	2.73	2.89
Ratio of net expenses to average net assets	2.50[f]	2.71	2.75	2.75	2.73	2.60
Ratio of net investment income (loss) to average net assets	1.96[f]	.26	.61	.08	(.08)	(.03)
Portfolio Turnover Rate	30.32[d]	69.00	56.88	107.25	72.11	80.10
Net Assets, end of period ($ x 1,000)	608	972	1,322	2,735	4,681	6,671

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Payment by affiliate had no impact on total return for 2018. The total return would have been 31.87% for 2017 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2021		Year Ended May 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.59	9.04	9.71	10.89	10.60	8.03
Investment Operations:
Investment income—net[a]	.18	.14	.14	.10	.10	.08
Net realized and unrealized gain (loss) on investments	(1.59)	4.43	(.67)	(1.21)	.32	2.57
Total from Investment Operations	(1.41)	4.57	(.53)	(1.11)	.42	2.65
Distributions:
Dividends from investment income-net	-	(.02)	(.14)	(.07)	(.13)	(.09)
Payment by affiliate	-	-	-	-	.00[b]	.01
Net asset value, end of period	12.18	13.59	9.04	9.71	10.89	10.60
Total Return (%)	(10.30)[c]	50.55	(5.62)	(10.28)	3.92[d]	33.37[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84[e]	1.85	1.83	1.76	1.72	1.90
Ratio of net expenses to average net assets	1.50[e]	1.71	1.75	1.75	1.72	1.59
Ratio of net investment income to average net assets	2.71[e]	1.21	1.41	1.01	.91	.83
Portfolio Turnover Rate	30.32[c]	69.00	56.88	107.25	72.11	80.10
Net Assets, end of period ($ x 1,000)	17,167	19,680	14,987	19,643	27,907	34,247

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Payment by affiliate had no impact on total return for 2018. The total return would have been 33.24% for 2017 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

e Annualized.

See notes to financial statements.

	Six Months Ended
	November 30, 2021	Year Ended May 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.23	8.81	9.46	10.62	10.34	7.84
Investment Operations:
Investment income—net[a]	.18	.15	.15	.11	.12	.10
Net realized and unrealized gain (loss) on investments	(1.54)	4.30	(.65)	(1.18)	.30	2.50
Total from Investment Operations	(1.36)	4.45	(.50)	(1.07)	.42	2.60
Distributions:
Dividends from investment income-net	-	(.03)	(.15)	(.09)	(.14)	(.11)
Payment by affiliate	-	-	-	-	.00[b]	.01
Net asset value, end of period	11.87	13.23	8.81	9.46	10.62	10.34
Total Return (%)	(10.28)[c]	50.53	(5.57)	(10.09)	4.03[d]	33.49[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73[e]	1.71	1.67	1.61	1.58	1.78
Ratio of net expenses to average net assets	1.50[e]	1.69	1.67	1.61	1.57	1.42
Ratio of net investment income to average net assets	2.78[e]	1.30	1.48	1.08	1.07	1.14
Portfolio Turnover Rate	30.32[c]	69.00	56.88	107.25	72.11	80.10
Net Assets, end of period ($ x 1,000)	25,242	33,748	26,115	39,470	45,810	50,538

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Payment by affiliate had no impact on total return for 2018. The total return would have been 33.36% for 2017 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Emerging Markets Securities Fund (the “fund”) is the sole series of BNY Mellon International Securities Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As the fund’s sub-adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	6,382,096	68,268,380	††	0	74,650,476
Equity Securities - Preferred Stocks	495,013	-		-	495,013
Exchange-Traded Funds	265,983	-		-	265,983
Investment Companies	226,375	-		-	226,375

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Foreign Common Stock($)
Balance as of 5/31/2021	0
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/ issuances	-
Sales/ dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 11/30/2021†	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 11/30/2021	-

† Securities deemed as Level 3 have been determined to be worthless causing a lack of significant unobservable inputs by managements assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2021, The Bank of New York Mellon earned $1 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At November 30, 2021, BNY Mellon Diversified International Fund, an affiliate of the fund, held 2,108,059 Class Y shares representing approximately 32.46% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $298,385,047 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2021. The fund has $27,163,711 of short-term capital losses and $271,221,336 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2021 was as follows: ordinary income $90,250. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2021 was approximately $50,820 with a related weighted average annualized interest rate of 1.06%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed from June 1, 2021 until September 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.50% of the value of the fund’s average daily net assets. On or after September 30, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $169,217 during the period ended November 30, 2021.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of ..60% of the value of the fund’s average daily net assets.

During the period ended November 30, 2021, the Distributor retained $5 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class C shares were charged $2,769 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The

Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2021, Class A and Class C shares were charged $46,814 and $923, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $14,749 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $64,574 pursuant to the custody agreement.

During the period ended November 30, 2021, the fund was charged $7,077 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $82,383, Distribution Plan fees of $387, Shareholder Services Plan fees of $7,350, custodian fees of $40,000, Chief Compliance Officer fees of $5,897 and transfer agency fees of $7,117, which are offset against an expense reimbursement currently in effect in the amount of $30,990.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended November 30, 2021, amounted to $26,148,715 and $33,456,565, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2021, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2021:

Average Market Value ($)
Forward contracts	188,721

At November 30, 2021, accumulated net unrealized appreciation on investments was $17,455,362, consisting of $22,350,110 gross unrealized appreciation and $4,894,748 gross unrealized depreciation.

At November 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on August 17, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional emerging markets funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional emerging markets funds (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional emerging markets funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group medians for the six-month, one-year, two-year and three-year periods (first in the Performance Group in the six-month period), and below the Performance Group medians for the four-, five- and ten-year periods, and was below the Performance Universe medians for all periods, except the six-month and one-year periods when total return performance was above the Performance Universe medians. The Board considered the relative proximity of the fund’s performance to the Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2022, to waive receipt of its fee and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.50% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement for the remainder of the one-year term.

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For More Information

BNY Mellon Emerging Markets Securities Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DRFMX Class C: DCPEX Class I: DRPEX Class Y: DYPEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0327SA1121

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon International Securities Funds, Inc.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: January 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2022

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: January 21, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)